UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

October 4, 2005
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.01 Regulation FD Disclosure.

On June 16, 2005, June 24, 2005, and October 4, 2005, Novell, Inc. sent correspondence to Blum Capital Partners, L.P. Copies of these three pieces of correspondence are attached hereto as exhibits 99.1, 99.2 and 99.3.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description
99.1	Letter to Blum Capital Partners, L.P. dated June 16, 2005.
99.2	E-mail to Blum Capital Partners, L.P. dated June 24, 2005.
99.3	Letter to Blum Capital Partners, L.P. dated October 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: October 4, 2005	By /s/ Jack L. Messman Chairman, President and Chief Executive Officer

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K

Exhibit Number	Description
99.1	Letter to Blum Capital Partners, L.P. dated June 16, 2005.
99.2	E-mail to Blum Capital Partners, L.P. dated June 24, 2005.
99.3	Letter to Blum Capital Partners, L.P. dated October 4, 2005.